EXHIBIT 10.4
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                                 Plan Agreement
                                    Under The
           Firstbank Northwest Executive Non-Qualified Retirement Plan
                              (Complete Both Pages)

         THIS AGREEMENT, entered into as of this 20th day of December , 2001, by and between Larry K. Moxley (the "Participant") and FirstBank Northwest (the "Bank").

         WHEREAS, the Bank maintains the FirstBank Northwest Executive Non-Qualified Retirement Plan (the "Plan"), which is incorporated into and forms a part of this Agreement by this reference, and a copy of which the Participant has received.

         WHEREAS, the Participant has been selected by the Plan Committee to participate in the Plan.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Bank and the Participant agree that the following provisions shall apply for purposes of determining the Participant's entitlement under the Plan (if any provision shall be left blank, the default provision in the Plan shall apply):

Accrued Benefit: The cumulative sum of the annual benefit accruals under the insurance policy(ies) acquired by the Bank to informally fund the Participant's Monthly Benefit for the Participant's Years of Participation, determined as of the last day of the Plan Year, and at such other times as determined appropriate by the Committee. Refer to attached Executive Non-Qualified Retirement Plan Benefit Accrual/Vesting Schedule. If no such insurance policy has been acquired by the Bank then the Accrued Benefit shall be determined under the terms of the Plan. Once benefits commence under the Plan, the Accrued Benefit shall be increased by the Inflator Factor.

Monthly Benefit: The Monthly Benefit shall be $5,079.17. The Monthly Benefit shall be increased by the Inflator Factor. This is the total monthly benefit to be provided by under this Agreement, and a previous Agreement.

Inflator Factor: 2 1/2 percent annually, commencing with the first anniversary of the date the Participant's benefits commence under the Plan.

Normal Retirement Date:  Age sixty (60).

Vesting Schedule: The Participant shall be 100 percent vested in his Plan benefits at all times, except upon Termination for Cause.

Other Provisions:   None



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                            Beneficiary Designations
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                          Add extra sheet if necessary


         Primary (Required)
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Name:                                       Relationship:
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Address:
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Name:                                       Relationship:
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Address:
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         Contingent (Optional)
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Name:                                       Relationship:
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Address:
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         Contingent
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Name:                                       Relationship:
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Address:
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         Payable After Death of Both Participant and Beneficiary (Optional)
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Name:                                       Relationship:
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Address:
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         Contingent
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Name:                                       Relationship:
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Address:
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         IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Bank has caused these presents to be executed in its name and on its behalf, all as of the date set forth above.

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

Participant:                                         Date:

                                                     December 20, 2001
/s/ LARRY K. MOXLEY
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FIRSTBANK NORTHWEST                                  Date:

By: /s/ STEVE R. COX                                 December 20, 2001
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